UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2004 (March 4, 2004)

WORKFLOW MANAGEMENT, INC.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-24383 (Commission File Number)	06-1507104 (IRS Employer Identification No.)

240 Royal Palm Way, Palm Beach, Florida (Address of Principal Executive Offices)	33480 (Zip Code)

Registrant’s telephone number, including area code: (561) 659-6551

N/A

(Former name or former address, if changed since last report)

Item 5.	Other Events

Workflow Management, Inc. has terminated the employment of its President and Chief Executive Officer, Gary W. Ampulski, for cause. A copy of a press release dated March 4, 2004 announcing this termination is attached to this Form 8-K as Exhibit 99.1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORKFLOW MANAGEMENT, INC.

By:	/s/ Gerald F. Mahoney

Gerald F. Mahoney,
Chairman of the Board

By:	/s/ Michael L. Schmickle

Executive Vice President and
Chief Financial Officer

Date: March 4, 2004

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